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                                                                    EXHIBIT 10.4
                            SS&C TECHNOLOGIES, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN



     The purpose of this 1996 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of SS&C Technologies, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's Common Stock, $.01 par value (the "Common Stock"). Two Hundred Thousand (200,000) shares of Common Stock in the aggregate have been approved for this purpose.

     1.   Administration.  The Plan will be administered by the Company's Board
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of Directors (the "Board") or by a Committee appointed by the Board (the
"Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2.   Eligibility.  Participation in the Plan will neither be permitted nor
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denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined below) to purchase Common Stock under the Plan, provided that:

          (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

          (b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

          (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the


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employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3.   Offerings.  The Company will make one or more offerings ("Offerings")
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to employees to purchase Common Stock under this Plan.  The Board or the
Committee shall determine the commencement dates of each of the Offerings (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee shall choose a Plan Period of twelve (12) months or less for each of the Offerings and may, at its discretion, choose a different Plan Period for each Offering.

     4.   Participation.  An employee eligible on the Offering Commencement Date
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of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Treasurer of the Company at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5.   Deductions.
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          (a)  The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction, as set forth below, from the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

          (b) No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

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     6.   Deduction Changes.  An employee may decrease or discontinue his
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payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7.   Interest.  Interest will not be paid on any employee payroll deduction
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accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

     8.   Withdrawal of Funds.  An employee may on any one occasion during a
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Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of
Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee's payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act.

     9.   Purchase of Shares.
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          (a)  On the Offering Commencement Date of each Plan Period, the
Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

          (b) The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or

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(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (A) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, or (B) the closing price of the Common Stock on the Nasdaq National Market ("Nasdaq") or (C) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of
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Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (A) and (B) above shall be the reported price for the next preceding day on which sales were made.

          (c) Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

          (d) Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

     10.  Issuance of Certificates.  Certificates representing shares of Common
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Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

     11.  Rights on Retirement, Death or Termination of Employment.  In the
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event of a participating employee's termination of employment prior to the last business day of a Plan Period (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's payroll deduction account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall

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cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12.  Optionees Not Stockholders.  Neither the granting of an Option to an
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employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13.  Rights Not Transferable.  Rights under this Plan are not transferable
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by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14.  Application of Funds.  All funds received or held by the Company under
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this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15.  Adjustment in Case of Changes Affecting Common Stock.  In the event of
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a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16.  Merger.
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          (a)  If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board or the Committee shall take such steps in connection with such merger as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

          (b) In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of

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all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or
(iii) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17.  Amendment of the Plan.  The Board may at any time, and from time to
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time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

     18.  Insufficient Shares.  In the event that the total number of shares of
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Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19.  Termination of the Plan.  This Plan may be terminated at any time by
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the Board.  Upon termination of this Plan all amounts in the payroll deduction accounts of participating employees shall be promptly refunded.

     20.  Governmental Regulations.
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          (a)  The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

          (b) The Plan shall be governed by the laws of the State of Delaware except to the extent that such law is preempted by federal law.

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          (c)  The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

     21.  Issuance of Shares.  Shares may be issued upon exercise of an Option
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from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     22.  Notification upon Sale of Shares.  Each employee agrees, by entering
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the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     23.  Effective Date and Approval of Stockholders.  The Plan shall take
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effect upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, subject to approval by the stockholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                            Adopted by the Board of Directors on April 1, 1996

                            Approved by the stockholders on April 1, 1996

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            AMENDMENT NO. 1 TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                            SS&C TECHNOLOGIES, INC.

                                October 30, 1996


     The 1996 Employee Stock Purchase Plan (the "Plan") of SS&C Technologies, Inc. (the "Company") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):


1. Section 8 of the Plan shall be deleted in its entirety and replaced with the following:

     "8. Withdrawal of Funds. An employee may on any one occasion during a
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     Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee."


2. Section 9(a) of the Plan shall be deleted in its entirety and replaced with the following:

     "(a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's Compensation for the Plan Period (assuming no change in compensation during the Plan Period) by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period."


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3.   Section 17 of the Plan shall be deleted in its entirety and replaced with the following:

     "17. Amendment of the Plan.  The Board may at any time, and from time to
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     time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by
     Section 423 of the Code such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code."


Except as aforesaid, the Plan shall remain in full force and effect.

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